--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------
                                                 New England Capital Growth Fund

                                [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     August 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

                         NEW ENGLAND CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

In the past, the S&P 500 Index(4) served as the benchmark for New England Capital Growth Fund. GOING FORWARD, THE FUND'S PERFORMANCE WILL BE COMPARED AGAINST A NEW BENCHMARK -- THE RUSSELL 1000 GROWTH INDEX.(6) While no benchmark is a perfect match for a managed fund, the Russell 1000 Growth Index better reflects the broader range of capitalizations and other stock characteristics that may be represented in the Fund.

--------------------------------------------------------------------------------
                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating a $10,000 investment in the Fund since inception 8/3/92, compared to the S&P Index over the same period. The data for this chart are as follows:]

                    AUGUST 1992 (INCEPTION) THROUGH JUNE 1998

           Net Asset         With Maximum                              R1000
            Value(1)        Sales Charge(2)         S&P 500            Growth

8/3/92      $10,000             $ 9,425             $10,000           $10,000
6/93        $11,838             $11,157             $10,904           $ 9,565
6/94        $11,221             $10,576             $11,060           $ 9,539
6/95        $14,696             $13,851             $13,934           $12,450
6/96        $17,609             $16,597             $17,548           $15,912
6/97        $20,700             $19,509             $23,624           $20,899
6/98        $25,709             $24,231             $30,733           $27,459

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance differs from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                         NEW ENGLAND CAPITAL GROWTH FUND

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
--------------------------------------------------------------------------------
                                                                         SINCE
CLASS A (Inception 8/3/92)   6 MONTHS       1 YEAR       5 YEARS       INCEPTION
Net Asset Value(1)            17.49%        24.20%         16.78%       17.32%
With Max. Sales Charge(2)     10.72         17.08          15.41        16.16
Standard & Poor's 500(4)      17.67         30.09          23.03        20.92
Russell 1000 Growth(6)        20.38         31.39          23.48        20.38
Lipper Growth Fund Average(5) 15.10         25.38          18.91        18.14
================================================================================
                                                                         SINCE
CLASS B (Inception 9/13/93)  6 MONTHS       1 YEAR       3 YEARS       INCEPTION
Net Asset Value(1)            17.28%        23.10%         19.53%       16.42%
With CDSC(3)                  12.28         18.10          18.82        16.18
Standard & Poor's 500(4)      17.67         30.09          30.17        23.44
Russell 1000 Growth(6)        20.38         31.39          30.17        24.48
Lipper Growth Fund Average(5) 15.10         25.38          23.85        18.77
(calculated from 9/30/93)
================================================================================
                                                                         SINCE
CLASS C (Inception 12/30/94) 6 MONTHS       1 YEAR       3 YEARS       INCEPTION
Net Asset Value(1)            17.27%        23.16%         19.52%       22.77%
With CDSC(3)                  16.27         22.16          19.52        22.77
Standard & Poor's 500(4)      17.67         30.09          30.17        32.38
Russell 1000 Growth(6)        20.38         31.39          30.17        32.15
Lipper Growth Fund Average(5) 15.10         25.38          23.85        25.96
================================================================================

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

   NOTES TO CHARTS
(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2)Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3)Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4)Standard & Poor's 500(R) Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5)Lipper Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives, as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
(6)Russell 1000(R) Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation.

                         NEW ENGLAND CAPITAL GROWTH FUND

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Gerry Scriver became New England Capital Growth Fund's portfolio manager on April 17, 1998, when shareholders voted to approve Westpeak Investment Advisors, L.P. as the Fund's new subadviser.

Q. Please tell us about New England Capital Growth Fund's performance in the first half of 1998.

For the six months ending June 30, 1998, New England Capital Growth Fund's Class A shares had a total return of 17.49%, compared to the average return of 15.10% for the Lipper Growth category -- your Fund's peer group. The Fund's return included a $3.49 per share gain in net asset value to $23.44.


[Photo of Gerald Scriver]
Gerald Scriver
Westpeak Investment
Advisors, L.P.


Q. What was the investment environment like?

As was the case through the latter part of 1997, investors were preoccupied by possible fallout on the U.S. business landscape from continued weakness in Asia. Concerns over inflation, for years a given in economic discussions, came (at least temporarily) off the table, to be replaced by unfamiliar worries over possible deflation, or falling prices. Faltering economies in several Asian nations have weakened their currencies, reducing the value of their exports to other countries. Since it takes fewer dollars to buy an item when the exporting nation's currency drops, the cost of imported goods falls in the United States. Faced with a surge of low-cost imports, American companies may be forced to cut prices, putting pressure on their earning power and raising fears of a slowdown in our economy. Early this year, it seemed that the Asian crisis might resolve itself relatively quickly and with only minor impact on U.S. businesses. A more optimistic tone returned to the markets; interest rates began to rise and, with them, anxiety over possible inflation. But by late winter it was clear that the revitalization of slumping Asian economies -- especially Japan's -- would be a long time coming.

Q. Given this environment, what was your investment strategy during the period?

Portfolio management for Capital Growth Fund changed hands midway through the period, as Westpeak Investment Advisors took the Fund's helm in April. Since then, we at Westpeak have been in the process of adapting and restructuring the Fund. Our goal is to create a portfolio that, seen as a single entity, presents a profile of strong long-term growth potential priced reasonably, reflecting our overall expectations. We do not try to time market highs and lows, nor manage the Fund around economic developments.

Your Fund's 10 Largest Investments -- 6/30/98

                                  % of
     Company                   Net Assets
--------------------------------------------
 1.  Microsoft Corp.              3.71
--------------------------------------------
 2.  Wal-Mart Stores, Inc.        3.45
--------------------------------------------
 3.  Schering-Plough Corp.        3.41
--------------------------------------------
 4.  General Electric             3.08
--------------------------------------------
 5.  Lucent Technologies, Inc.    2.95
--------------------------------------------
 6.  American International Group 2.51
--------------------------------------------
 7.  Coca-Cola Co.                2.51
--------------------------------------------
 8.  Morgan Stanley Dean Witter   2.34
--------------------------------------------
 9.  Cardinal Health, Inc.        2.30
--------------------------------------------
10.  Tellabs, Inc.                2.21
--------------------------------------------

In view of the high valuations prevailing in April, we elected to pursue opportunities for growth where they could be found at reasonable price/earnings ratios. A price/earnings ratio, or P/E, is a rule-of-thumb that investors use to help gauge whether a stock's price is high or low in relation to the company's earning power -- the higher the ratio the more expensive the stock. This ratio also serves as an objective standard by which investors can evaluate stocks relative to one another.

During this period of transition we have been reducing the portion of the portfolio devoted to smaller companies, in favor of larger firms we feel have strong growth prospects. We also have been building a mix of companies that have historically demonstrated an ability to make their earnings grow and in which we see the likelihood for continued earnings increases. In the process, we have reduced the Fund's overall price/earnings ratios to below that of the Fund's new benchmark, the Russell 1000 Growth Index.

Toward the end of the period, Capital Growth Fund's portfolio had an average price/earnings ratio of 28 -- meaning the average price was approximately 28 times the average earnings -- which was well below the Russell 1000 Growth's ratio of 33.5. The Fund's holdings also have been growing their earnings faster than the companies in the Index.

Q. What were the principal factors affecting performance, either positively or negatively?

Our move toward owning companies that we believe have reasonable valuations proved sound. Many investors shied away from stocks whose high prices appeared disproportionate to their growth prospects. Market sentiment tilted toward companies with below-average price/earnings ratios like those we have been emphasizing. The Fund also benefited from our decision to avoid companies that are heavily dependent on overseas income, given the weak economies in Asia, Russia and elsewhere.

Performance was boosted thanks to heavy positions (relative to the benchmark index) in interest rate-sensitive companies, including financial services and select utilities. By late June, the Fund's largest sectors were telephone companies, retail stores, airlines, banks and insurance companies. We were also correct in de-emphasizing technology stocks, which we think are particularly vulnerable to weak Asian economies, where many of their goods are sold. One larger position that held back performance was electric utilities: These stocks, nonetheless, were helpful in the sense that they served to dampen overall portfolio volatility.

Q. What is your outlook?

Economic instability in the Far East will continue to restrain business activity here, in our opinion. As a result, the threat of hikes in U.S. interest rates is likely to recede as slowing economic activity keeps inflation in check. In fact, we think the next move in interest rates will be downward because the Federal Reserve Board is unwilling to allow the Asian crisis to take a heavy toll on our economy. Nevertheless, U.S. businesses will continue to feel competitive pressures from overseas, and the economy should begin to slow.

Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio charges.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

COMMON STOCK--98.7% OF TOTAL NET ASSETS

    SHARES           DESCRIPTION                                      VALUE (a)
--------------------------------------------------------------------------------
              AEROSPACE--0.8%
    31,400    Boeing Co. .........................................  $  1,399,263
     8,700    Gulfstream Aerospace Corp. (c) .....................       404,550
                                                                    ------------
                                                                       1,803,813
                                                                    ------------
              AIRLINES--2.7%
    69,400    Northwest Airlines Corp. (c) .......................     2,676,238
   109,700    Southwest Airlines .................................     3,249,862
                                                                    ------------
                                                                       5,926,100
                                                                    ------------
              AUTOMOTIVE--1.2%
    38,300    Carlisle Cos. ......................................     1,649,294
     2,900    Federal-Mogul ......................................       195,750
     5,000    Lear Corp. (c) .....................................       256,562
    18,900    Wabash National Corp. ..............................       486,675
                                                                    ------------
                                                                       2,588,281
                                                                    ------------
              BANKS--2.5%
    12,100    First Source Corp. .................................       432,575
    90,300    Imperial Bancorp ...................................     2,709,000
    10,000    Star Banc Corp. ....................................       638,750
    32,100    The Trust Company of New Jersey ....................       866,700
    12,200    Zions Bancorp ......................................       648,125
                                                                    ------------
                                                                       5,295,150
                                                                    ------------
              CHEMICALS--5.1%
     7,800    El duPont deNemours ................................       582,075
    82,300    Georgia Gulf Corp. .................................     1,877,469
   124,200    Lyondell Petrochemical Co. .........................     3,780,337
    36,000    Nl Industries, Inc. ................................       720,000
    57,100    PPG Industries, Inc. ...............................     3,972,019
                                                                    ------------
                                                                      10,931,900
                                                                    ------------
              COMPUTER SOFTWARE & SERVICES--5.7%
     7,200    Checkfree Holdings (c) .............................       211,950
    26,550    Computer Associates International, Inc. ............     1,475,184
    49,100    Compuware Corp. (c) ................................     2,510,238
    74,000    Microsoft Corp. (c) ................................     8,019,750
                                                                    ------------
                                                                      12,217,122
                                                                    ------------

              COMPUTERS & BUSINESS EQUIPMENT--5.6%
    48,150    Cisco Systems (c) ..................................  $  4,432,809
    48,100    Compaq Computer Corp. ..............................     1,364,838
     4,800    Dell Computer Corp. (c) ............................       445,500
    54,000    EMC Corp. (c) ......................................     2,419,875
    12,900    Ingram Micro, Inc. .................................       570,825
    61,900    Pitney Bowes, Inc. .................................     2,978,937
                                                                    ------------
                                                                      12,212,784
                                                                    ------------
              CONSTRUCTION MATERIALS--1.6%
    65,700    USG Corp. ..........................................     3,556,012
                                                                    ------------
              CONSUMER DURABLES--0.4%
    35,200    Herman Miller ......................................       855,800
                                                                    ------------
              ELECTRIC UTILITIES--0.1%
     7,100    Texas Utilities Co. ................................       295,538
                                                                    ------------
              ELECTRICAL EQUIPMENT--3.1%
    76,800    Lucent Technologies, Inc. ..........................     6,388,800
     7,800    Thermo Electron Corp. (c) ..........................       266,662
                                                                    ------------
                                                                       6,655,462
                                                                    ------------
              FINANCIAL SERVICES--5.3%
    32,800    Federal Home Loan Mortgage Corp. ...................     1,543,650
    53,000    Federal National Mortgage Association ..............     3,219,750
    73,200    General Electric Co. ...............................     6,661,200
                                                                    ------------
                                                                      11,424,600
                                                                    ------------
              FOOD & BEVERAGES--6.2%
    63,400    Coca-Cola Co. ......................................     5,420,700
    15,000    Hershey Foods ......................................     1,035,000
    30,314    Tootsie Roll Industries, Inc. ......................     2,326,599
    47,600    William Wrigley Jr. Co. ............................     4,664,800
                                                                    ------------
                                                                      13,447,099
                                                                    ------------
              FREIGHT TRANSPORTATION--0.5%
    24,700    Expeditors International ...........................     1,086,800
                                                                    ------------
              HEALTH CARE -- DRUGS--10.0%
    53,000    Cardinal Health, Inc. ..............................     4,968,750
    13,100    Eli Lilly ..........................................       865,419
    21,700    Merck & Co. ........................................     2,902,375
    25,500    Pfizer, Inc. .......................................     2,771,531
    80,400    Schering-Plough Corp. ..............................     7,366,650
    39,300    Warner-Lambert Co. .................................     2,726,437
                                                                    ------------
                                                                      21,601,162
                                                                    ------------

              HEALTH CARE -- MEDICAL TECHNOLOGY--0.3%
    18,100    Arterial Vascular Engineering, Inc. (c) ............    $  647,075
                                                                    ------------
              HEALTH CARE -- SERVICES--2.0%
   119,200    HEALTHSOUTH Corp. (c) ..............................     3,181,150
    28,000    Omnicare, Inc. .....................................     1,067,500
                                                                    ------------
                                                                       4,248,650
                                                                    ------------
              HOUSEHOLD PRODUCTS--1.6%
     1,700    Estee Lauder Companies, Inc. .......................       118,469
    50,520    Gillette Co. .......................................     2,863,852
     7,500    Newell Co. .........................................       373,594
                                                                    ------------
                                                                       3,355,915
                                                                    ------------
              INDUSTRIAL PARTS & MACHINERY--4.1%
     7,300    Crane Co. ..........................................       354,506
    13,200    Danaher Corp. ......................................       484,275
    54,900    Illinois Tool Works, Inc. ..........................     3,661,144
    48,200    United Technologies Corp. ..........................     4,458,500
                                                                    ------------
                                                                       8,958,425
                                                                    ------------
              INSURANCE--3.8%
    37,250    American International Group .......................     5,438,500
    34,500    MGIC Investment Corp. ..............................     1,968,656
    14,800    Travelers, Inc. ....................................       897,250
                                                                    ------------
                                                                       8,304,406
                                                                    ------------
              INFORMATION SERVICES--3.8%
    77,700    Ceridian Corp. (c) .................................     4,564,875
     6,800    Cognizant Corp. ....................................       428,400
    89,200    HBO & Co. ..........................................     3,144,300
                                                                    ------------
                                                                       8,137,575
                                                                    ------------
              INVESTMENT COMPANIES--3.3%
    25,800    Lehman Brothers Holdings ...........................     2,001,113
    55,500    Morgan Stanley Dean Witter .........................     5,071,312
                                                                    ------------
                                                                       7,072,425
                                                                    ------------
              LEISURE--0.3%
    14,000    Mattel, Inc. .......................................       592,375
                                                                    ------------
              MEDIA & ENTERTAINMENT--1.1%
    22,700    Walt Disney Co. ....................................     2,384,919
                                                                    ------------
              MEDICAL SERVICES--0.5%
    40,000    Stewart Enterprises, Inc. ..........................     1,065,000
                                                                    ------------

              MEDICAL TECHNOLOGY--2.1%
    63,200    Abbott Laboratories ................................  $  2,583,300
    26,000    Johnson & Johnson ..................................     1,917,500
                                                                    ------------
                                                                       4,500,800
                                                                    ------------
              METALS & MINING--0.3%
    30,200    Intermet Corp. .....................................       547,375
                                                                    ------------
              NEWSPAPERS--1.9%
    73,100    Knight-Ridder, Inc. ................................     4,025,069
                                                                    ------------
              OIL RESERVES--1.1%
    48,300    Pennzoil Co. .......................................     2,445,188
                                                                    ------------
              OIL SERVICES--0.3%
    10,800    Schlumberger, Ltd. .................................       737,775
                                                                    ------------
              RETAIL--5.4%
    50,400    Dayton Hudson Corp. ................................     2,444,400
    14,800    Federated Department Stores, Inc. (c) ..............       796,425
    20,000    Kohls Corp. ........................................     1,037,500
   122,900    Wal-Mart Stores, Inc. ..............................     7,466,175
                                                                    ------------
                                                                      11,744,500
                                                                    ------------
              RETAIL -- GROCERY--2.4%
    79,700    Albertson's, Inc. ..................................     4,129,456
    25,000    Kroger Co. (c) .....................................     1,071,875
                                                                    ------------
                                                                       5,201,331
                                                                    ------------
              RETAIL -- SPECIALTY--4.4%
    43,000    Fastenal Co. .......................................     1,996,812
    53,500    Home Depot, Inc. ...................................     4,443,844
    75,300    Walgreen Co. .......................................     3,110,831
                                                                    ------------
                                                                       9,551,487
                                                                    ------------
              SEMI-CONDUCTORS--0.6%
    17,100    Intel Corp. ........................................     1,267,538
                                                                    ------------
              TELECOMMUNICATION--5.4%
    46,900    Ameritech Corp. ....................................     2,104,638
    46,700    BellSouth Corp. ....................................     3,134,737
    96,600    Century Telephone Enterprises, Inc. (c) ............     4,431,525
    40,800    WorldCom, Inc. (c) .................................     1,976,250
                                                                    ------------
                                                                      11,647,150
                                                                    ------------
              TELECOMMUNICATION EQUIPMENT--2.2%
    66,800    Tellabs, Inc. (c) ..................................     4,784,550
                                                                    ------------
              TOBACCO--1.0%
    57,500    Philip Morris Cos. .................................  $  2,264,063
                                                                    ------------
              Total Common Stock (Identified Cost $167,208,881) ..   213,381,214
                                                                    ------------
SHORT TERM INVESTMENT--1.1%

       FACE
      AMOUNT
------------------------------------------------------------------------------
$2,386,000    Repurchase Agreement with State Street Corp. dated
                6/30/98 at 5.000% to be repurchased at $2,386,331
                on 7/01/98 collateralized by $2,095,000 U.S. Treasury
                Bond 6.750% due 8/15/26 with a value
                of $2,434,817 ...............................         2,386,000
                                                                   ------------
              Total Short Term Investment
              (Identified Cost $2,386,000) ..................         2,386,000
                                                                   ------------
              Total Investments--99.8% (Identified
              Cost $169,594,881)(b) .........................       215,767,214
              Other assets less liabilities .................           509,989
                                                                   ------------
              Total Net Assets--100% ........................      $216,277,203
                                                                   ============
(a)         See Note 1a of Notes to Financial Statements.
(b)         Federal Tax Information: At June 30, 1998 the
            net unrealized appreciation on investments based
            on cost of $169,594,881 for federal income tax
            purposes was as follows:
              Aggregate gross unrealized appreciation for all
               investments in which there is an excess of value
               over tax cost. ...............................      $ 49,810,496
              Aggregate gross unrealized depreciation for all
               investments in which there is an excess of tax
               cost over value ..............................        (3,638,163)
                                                                   ------------
            Net unrealized appreciation .......................... $ 46,172,333
                                                                   ============
(c)         Non-income producing security.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $169,594,881) ......                           $215,767,214
  Cash .....................................................                                    767
  Receivable for:
    Fund shares sold .......................................                                128,900
    Securities sold ........................................                              2,188,370
    Dividends and interest .................................                                101,597
    Miscellaneous ..........................................                                  2,861
  Prepaid registration expense .............................                                  8,000
                                                                                       ------------
                                                                                        218,197,709
LIABILITIES
  Payable for Fund shares redeemed .........................      $1,713,730
  Accrued expenses:
    Management fees ........................................         128,894
    Deferred trustees' fees ................................          16,206
    Accounting and administrative ..........................           4,174
    Other ..................................................          57,502
                                                                  ----------
                                                                                          1,920,506
                                                                                       ------------
NET ASSETS .................................................                           $216,277,203
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $135,807,989
    Undistributed net investment loss ......................                               (965,063)
    Accumulated net realized gains .........................                             35,261,944
    Unrealized appreciation on investments .................                             46,172,333
                                                                                       ------------
NET ASSETS .................................................                           $216,277,203
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($163,069,541 divided by 6,956,071 shares of beneficial
    interest) ..............................................                                 $23.44
                                                                                             ======
   Offering price per share (100/94.25 of $23.44) ..........                                 $24.87*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($52,186,767 divided by 2,329,510 shares of beneficial
    interest) ..............................................                                 $22.40**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($1,020,895 divided by 45,557 shares of beneficial
    interest) ..............................................                                 $22.41**
                                                                                             ======

* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Dividends ................................................                           $    645,391
  Interest .................................................                                101,764
                                                                                       ------------
                                                                                            747,155
  Expenses
    Management fees ........................................      $  766,135
    Service fees - Class A .................................         194,089
    Service and distribution fees - Class B ................         241,642
    Service and distribution fees - Class C ................           4,845
    Trustees' fees and expenses ............................           7,561
    Accounting and administrative ..........................          21,708
    Custodian ..............................................          45,722
    Transfer agent .........................................         276,726
    Audit and tax services .................................          15,745
    Legal ..................................................          15,698
    Printing ...............................................          72,072
    Registration ...........................................          31,908
    Miscellaneous ..........................................           6,853
                                                                  ----------
  Total expenses ...........................................                              1,700,704
                                                                                       ------------
  Net investment loss ......................................                               (953,549)
                                                                                       ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on investments - net .......................                            30,088,083
  Unrealized appreciation on investments - net .............                             4,119,517
                                                                                       -----------
  Net gain on investment transactions ......................                            34,207,600
                                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                           $33,254,051
                                                                                       ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(unaudited)

                                                                                      SIX MONTHS
                                                                YEAR ENDED               ENDED
                                                               DECEMBER 31,             JUNE 30,
                                                                   1997                   1998
                                                                ------------          -------------
FROM OPERATIONS
  Net investment loss .....................................     $ (1,989,202)          $   (953,549)
  Net realized gain on investments ........................       25,264,485             30,088,083
  Unrealized appreciation on investments ..................        6,522,743              4,119,517
                                                                ------------           ------------
  Increase in net assets from operations ..................       29,798,026             33,254,051
                                                                ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ...............................................      (17,900,884)                     0
    Class B ...............................................       (5,549,923)                     0
    Class C ...............................................         (113,371)                     0
                                                                ------------           ------------
                                                                 (23,564,178)                     0
                                                                ------------           ------------
  INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
    SHARE TRANSACTIONS ....................................       10,756,577            (13,236,125)
                                                                ------------           ------------
  Total increase in net assets ............................       16,990,425             20,017,926
NET ASSETS
  Beginning of the period .................................      179,268,852            196,259,277
                                                                ------------           ------------
  End of the period .......................................     $196,259,277           $216,277,203
                                                                ============           ============
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period .......................................     $    (11,514)          $   (965,063)
                                                                ============           ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(unaudited)

                                                                    CLASS A
                              ----------------------------------------------------------------------------------------
                                                                                                          SIX MONTHS
                                                         YEAR ENDED DECEMBER 31,                            ENDED
                              -----------------------------------------------------------------------      JUNE 30,
                                   1993           1994           1995           1996           1997         1998
                                   ----           ----           ----           ----           ----       ----------
Net Asset Value, Beginning
  of the Period ............      $14.23         $15.27         $15.02         $18.41         $19.27         $19.95
                                  ------         ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income
  (Loss) ...................        0.00          (0.08)         (0.11)         (0.14)(d)      (0.18)(d)      (0.08)
Net Realized and
  Unrealized Gain
  (Loss) on Investments ....        1.12          (0.17)          4.74           3.22           3.43           3.57
                                  ------         ------         ------         ------         ------         -------
Total From Investment
 Operations ................        1.12          (0.25)          4.63           3.08           3.25           3.49
                                  ------         ------         ------         ------         ------         -------
Less Distributions
  Distributions From Net
  Realized Capital Gains ...       (0.08)          0.00          (1.24)         (2.22)         (2.57)          0.00
                                  ------         ------         ------         ------         ------         -------
Total Distributions ........       (0.08)          0.00          (1.24)         (2.22)         (2.57)          0.00
                                  ------         ------         ------         ------         ------         -------
Net Asset Value, End of
  the Period ...............      $15.27         $15.02         $18.41         $19.27         $19.95         $23.44
                                  ======         ======         ======         ======         ======         ======
Total Return (%) (c) .......        7.9           (1.6)          30.7           17.1           17.2           17.5
Ratio of Operating
  Expenses to Average
  Net Assets (%)(a) ........        1.23           1.63           1.61           1.50           1.45           1.48(e)
Ratio of Net Investment
 Income (loss) to Average
 Net Assets(%) .............       (0.03)         (0.45)         (0.67)         (0.71)         (0.87)         (0.76)(e)
Portfolio Turnover Rate(%) .          77             82             69             74             48            145(e)
Net Assets, End of the
  Period (000) .............     $98,735        $95,803       $123,504       $141,326       $149,734       $163,070

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles &
Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P.
became subadviser to the Fund.

(a) The ratio of operating
    expenses to average net
    assets without giving
    effect to voluntary
    expense limitations
    would have been (%) ....        1.58            --             --             --             --             --
(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See
    Note 1d.
(c) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
(e) Computed on an annualized basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------
(unaudited)

                                                               CLASS B
                     ----------------------------------------------------------------------------------------------
                               SEPTEMBER 13(c)                                                             SIX MONTHS
                                 THROUGH                       YEAR ENDED DECEMBER 31,                       ENDED
                                DECEMBER 31,     ---------------------------------------------------        JUNE 30,
                                   1993           1994           1995           1996           1997           1998
                               --------------    ------         ------         ------         ------       ----------
Net Asset Value,
  Beginning of the
  Period ...................      $14.79         $15.24         $14.89         $18.09         $18.74         $19.10
                                  ------         ------         ------         ------         ------         ------
Income From
  Investment Operations
Net Investment Income
  (Loss) ...................        0.00          (0.08)         (0.16)(B)      (0.28)(F)      (0.32)(F)      (0.15)
Net Realized and
  Unrealized Gain (Loss) on
  Investments ..............        0.53          (0.27)          4.60           3.15           3.25           3.45
                                  ------         ------         ------         ------         ------         ------
Total From Investment
  Operations ...............        0.53          (0.35)          4.44           2.87           2.93           3.30
                                  ------         ------         ------         ------         ------         ------
Less Distributions
Distributions From
  Net Realized
  Capital Gains ............       (0.08)          0.00          (1.24)         (2.22)         (2.57)          0.00
                                  ------         ------         ------         ------         ------         ------
Total Distributions ........       (0.08)          0.00          (1.24)         (2.22)         (2.57)          0.00
                                  ------         ------         ------         ------         ------         ------
Net Asset Value, End
  of the Period  ...........      $15.24         $14.89         $18.09         $18.74         $19.10         $22.40
                                  ======         ======         ======         ======         ======         ======
Total Return (%)(e) ........         3.6           (2.3)          29.7           16.2           15.9           17.3
Ratio of Operating
  Expenses to
  Average Net Assets
  (%)(a) ...................        2.29(d)        2.38           2.36           2.25           2.20           2.23(d)
Ratio of Net
  Investment Income
  (loss) to Average
  Net Assets (%) ...........       (1.15)(d)      (1.20)         (1.42)         (1.46)         (1.62)         (1.51)(d)
Portfolio Turnover
 Rate (%) ..................          77             82             69             74             48            145(d)
Net Assets, End of
 the Period (000)...........      $6,748        $15,390        $26,234        $37,439        $45,546        $52,187

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles &
Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P.
became subadviser to the Fund.

(a) The ratio of operating
    expenses to average net
    assets without giving
    effect to voluntary
    expense limitations
    would have been (%) ....        2.29(d)          --             --             --             --             --
(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See
    Note 1d.
(c) Commencement of Operations.
(d) Computed on an annualized basis.
(e) A contingent deferred sales charge is not reflected in total return calculations.
    Periods less than one year are not annualized.
(f) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------
(unaudited)

                                                                                       CLASS C
                                                                -----------------------------------------------------
                                                                                                           SIX MONTHS
                                                                      YEAR ENDED DECEMBER 31,                ENDED
                                                                ------------------------------------        JUNE 30,
                                                                 1995           1996            1997          1998
                                                                ------         ------         ------         ------
Net Asset Value, Beginning of the Period ........               $14.89         $18.08         $18.74         $19.11
                                                                ------         ------         ------         ------
Income From Investment Operations
Net Investment Income (Loss) ....................                (0.09)(a)      (0.28)(c)      (0.34)(c)      (0.16)

Net Realized and Unrealized Gain (Loss) on
  Investments ...................................                 4.52           3.16           3.28           3.46
                                                                ------         ------         ------         ------
Total From Investment Operations ................                 4.43           2.88           2.94           3.30
                                                                ------         ------         ------         ------
Less Distributions
Distributions from Net Realized Capital Gains ...                (1.24)         (2.22)         (2.57)          0.00
                                                                ------         ------         ------         ------
Total Distributions .............................                (1.24)         (2.22)         (2.57)          0.00
                                                                ------         ------         ------         ------
Net Asset Value, End of the Period ..............               $18.08         $18.74         $19.11         $22.41
                                                                ======         ======         ======         ======
Total Return (%)(d) .............................                 29.7           16.2           15.9           17.3
Ratio of Operating Expenses to Average Net Assets
  (%) ...........................................                 2.36           2.25           2.20           2.23(b)
Ratio of Net Investment Income (Loss) to Average
  Net Assets (%) ................................                (1.42)         (1.46)         (1.62)         (1.51)(b)
Portfolio Turnover Rate (%) .....................                   69             74             48            145(b)
Net Assets, End of the Period (000) .............               $  354         $ 504          $ 979         $1,021

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles &
Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P.
became subadviser to the Fund.

(a)        Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See
           Note 1d.
(b)        Computed on an annualized basis.
(c)        Per share net investment income (loss) has been calculated using the average shares outstanding during the year.
(d)        A contingent deferred sales charge is not reflected in total return calculations.
           Periods less than one year are not annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported ask price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $147,452,908 and $164,487,379, respectively.

3a. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ('NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. From January 1 through February 13, 1998 Loomis Sayles & Company, L.P. ("Loomis Sayles") was the Fund's investment subadviser. NEFM paid Loomis Sayles at the rate of 0.60% of the first $25 million of the Fund's average daily net assets, 0.55% of the next $75 million and 0.50% of the next $100 million, 0.35% of the next $300 million and 0.30% of such assets in excess of $500 million. Effective February 14, 1998 Westpeak Investment Advisers, L.P. ("Westpeak") became the Fund's investment subadviser. NEFM pays Westpeak at the rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.35% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM, Loomis Sayles and Westpeak are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM, Loomis Sayles and Westpeak under the management agreement in effect during the six months ended June 30, 1998 are as follows:

FEES EARNED                                         PERIOD
-----------                                         ------
$272,743                    NEFM                    1/1/98 - 6/30/98
 262,382                    Loomis Sayles           1/1/98 - 3/31/98
 231,010                    Westpeak                4/1/98 - 6/30/98

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998 these expenses amounted to $21,708 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $198,483 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $2,131 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $194,089 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 1998 is $563,284.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $60,410 and $1,211 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $181,232 and $3,634 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $224,387.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $1,152
Meeting Fee                                              159/meeting
Annual Committee Member Retainer                         173
Annual Committee Chairman Retainer                       115

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES TRANSACTIONS. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                 YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                        ------------------------------     --------------------------------
CLASS A                                    SHARES             AMOUNT          SHARES             AMOUNT
-------                                 ------------       -----------     ---------        ---------------
Shares sold ........................         858,626       $17,173,248          655,608     $    14,319,896
Shares issued in connection with the reinvestment of:
  Distributions from net realized
    gain ...........................         884,046        17,485,625                0                   0
                                          ----------       -----------       ----------     ---------------
                                           1,742,672        34,658,873          655,608          14,319,896
Shares repurchased .................      (1,571,461)      (31,813,412)      (1,203,685)        (26,310,002)
                                          ----------       -----------       ----------     ---------------
Net increase (decrease) ............         171,211       $ 2,845,461        (548,077)     $  (11,990,106)
                                          ----------       -----------       ----------     ---------------

                                                 YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                        ------------------------------       ------------------------------
CLASS B                                    SHARES             AMOUNT          SHARES             AMOUNT
-------                                 ------------       -----------     ---------        ---------------

Shares sold ........................         472,600       $ 9,252,929          178,746     $     3,738,361
Shares issued in connection with the reinvestment of:
  Distributions from net realized
    gain ...........................         282,724         5,380,519                0                   0
                                          ----------       -----------       ----------     ---------------
                                             755,324        14,633,448          178,746           3,738,361
Shares repurchased .................        (368,337)       (7,211,093)        (234,454)         (4,875,652)
                                          ----------       -----------       ----------     ---------------
Net increase (decrease) ............         386,987       $ 7,422,355          (55,708)    $    (1,137,291)
                                          ----------       -----------       ----------     ---------------

                                                 YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                      ---------------------------------  ----------------------------------
CLASS C                                    SHARES             AMOUNT          SHARES             AMOUNT
-------                                 ------------       -----------     ---------        ---------------

Shares sold ........................         138,714       $ 2,806,680           36,157     $       685,722
Shares issued in connection with the reinvestment of:
  Distributions from net realized
    gain ...........................           5,797           110,303                0                   0
                                          ----------       -----------       ----------     ---------------
                                             144,511         2,916,983           36,157             685,722
Shares repurchased .................        (120,139)       (2,428,222)         (41,842)           (794,450)
                                          ----------       -----------       ----------     ---------------
Net increase (decrease) ............          24,372       $   488,761          (5,685)     $      (108,728)
                                          ----------       -----------       ----------     ---------------
Increase (decrease) derived from
  capital shares transactions ......         582,570       $10,756,577        (609,470)     $  (13,236,125)
                                          ==========       ===========        ========      ===============

5. At a special shareholders' meeting held April 17, 1998, shareholders of the Capital Growth Fund voted for the following proposal:

                                            VOTED         VOTED       ABSTAINED       BROKER          TOTAL
                                             FOR         AGAINST        VOTES        NON-VOTES        VOTES
                                            -----        -------      ---------      ---------        -----
1. Subadvisory agreement relating to the
   Fund between New England Funds
   Management, L.P. and Westpeak
   Investment Advisers, L.P. ............  4,733,660     194,331       206,088          0           5,134,079
                                           =========     =======       =======         ===          =========

SUPPLEMENT DATED AUGUST 17, 1998 TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND
          C SHARES AND CLASS Y SHARES PROSPECTUSES DATED MAY 1, 1998

FOR NEW ENGLAND VALUE FUND AND NEW ENGLAND BALANCED FUND
The following supplements the "Fund Management" section of each Prospectus:

Effective August 1998, Jeffrey Wardlow and Lauriann Kloppenberg have assumed responsibility for the day-to-day management of the Value Fund. Also effective August 1998, Jeffrey Wardlow and Gregg Watkins have assumed responsibility for the day-to-day management of the equity portion of the Balanced Fund and the responsibility for allocating the assets of the Balanced Fund between equity and fixed-income securities. The day-to-day management of the fixed-income portion of the Balanced Fund remains the same. Mr. Wardlow, Vice President of Loomis Sayles, has managed the Loomis Sayles Core Value Fund since its inception in May 1991. Ms. Kloppenberg, Vice President and Director of Equity Research of Loomis Sayles, has been employed by Loomis Sayles for more than five years. Mr. Watkins, Vice President of Loomis Sayles, is also a portfolio manager of the Loomis Sayles Mid-Cap Value Fund and has been employed by Loomis Sayles for more than five years.

FOR NEW ENGLAND GROWTH FUND
Effective September 1, 1998, New England Growth Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                 NEW ENGLAND
                                                                 GROWTH FUND
                                                                 -----------
                                                                   CLASS C
                                                                 -----------
Management Fees ................................................    0.67%
12b-1 Fees .....................................................    1.00%*
Other Expenses .................................................    0.20%
Total Fund Operating Expenses ..................................    1.87%
------------
*Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.
                                                    NEW ENGLAND GROWTH FUND
                                                    -----------------------
                                                            CLASS C
                                                    -----------------------
                                                       (1)           (2)
1 year ...........................................     $ 29          $ 19
3 years ..........................................     $ 59          $ 59
5 years ..........................................     $101          $101
10 years .........................................     $219          $219
------------
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
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   NEW ENGLAND FUNDS(R)                                          U.S. Postage
Where The Best Minds Meet(R)                                         Paid
                                                                 Brockton, MA
                                                                Permit No. 770
                                                              ------------------


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